UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2023

TRAVERE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, Suite 300

San Diego, CA 92130

(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 16, 2023, Travere Therapeutics, Inc. (the “Company”) executed an Asset Purchase Agreement (the “Purchase Agreement”) with Mirum Pharmaceuticals, Inc., a Delaware corporation (“Mirum”).

Subject to the terms and conditions of the Purchase Agreement, at the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Asset Purchase”), Mirum will purchase from the Company substantially all of the assets that are primarily related to the Company’s business of development, manufacture (including synthesis, formulation, finishing or packaging) and commercialization of Chenodal and Cholbam (also known as Kolbam, and together with Chenodal, the “Products”) for an aggregate purchase price, subject to certain adjustments pursuant to the terms of the Purchase Agreement, of up to $445,000,000 in cash, with $210,000,000 due at Closing and up to $235,000,000 after the Closing, upon the achievement of certain milestones based on specified amounts of annual net sales (tiered from $125,000,000 to $500,000,000) of the Products (the “Milestone Events”).

Mirum has agreed to use certain specified resources and efforts during stipulated time-periods to obtain regulatory approval and to cause the Milestone Events to be achieved. The Company and Mirum have also entered into a transition services agreement pursuant to which the Company has agreed to perform certain services for a period of time following the Closing, with respect to Mirum’s use and operation of the assets purchased in the Asset Purchase.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. The Company, on the one hand, and Mirum, on the other hand, have agreed to indemnify each other from and against losses the respective parties may incur arising out of breaches of the other party’s representations, warranties and covenants contained in the Purchase Agreement and for certain other liabilities, subject to specified survival limitations and other customary exceptions and limitations.

The Closing is subject to customary closing conditions, including, among others, (i) obtaining certain material consents, (ii) the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, order or legal proceeding prohibiting the Asset Purchase, (iv) the accuracy of representations and warranties set forth in the Agreement (subject to customary materiality qualifiers) and material compliance with covenants set forth in the Agreement and (v) the execution and delivery of certain related ancillary documents. The Company expects the Closing to occur in the third quarter of 2023.

The Company and Mirum are permitted under certain circumstances to terminate the Agreement, including in the event that the Closing has not occurred by October 16, 2023, which period will be automatically extended to April 16, 2024 if any condition remaining to be satisfied relates to regulatory approval.

The foregoing description of the Purchase Agreement and the Asset Purchase does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. The Purchase Agreement is not intended to provide any other factual information about the Company, Mirum, or their respective owners, subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made solely for purposes of the Purchase Agreement and as of the date of the Purchase Agreement, (ii) were solely for the benefit of the parties to the Purchase Agreement, (iii) may be subject to qualifications and limitations agreed upon by the parties to the Purchase Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of the Company. Investors and security holders of the Company should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words “expects”, “will” or similar expressions. In addition, expressions of our strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to: the consummation of the Asset Purchase and the expected timing for the Closing. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with timing of the consummation of the Asset Purchase; the possibility that any or all of the conditions to the consummation of the Asset Purchase may not be satisfied or waived, including failure to receive required regulatory approvals; the effect of the announcement or pendency of the Asset Purchase on the Company’s relationships with customers, suppliers, distributors and other business partners; risks relating to potential diversion of management attention away from the Company’s ongoing business operations; and the possibly that any or all of the Milestone Events might not be achieved and that any or all of the additional consideration tied to the achievement of the Milestone Events might not be received . You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond our control. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Investors are referred to the full discussion of risks and uncertainties, including under the heading “Risk Factors”, as included in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Asset Purchase Agreement, dated July 16, 2023, by and between Mirum Pharmaceuticals, Inc., and Travere Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain confidential information contained in this Exhibit, marked in brackets, has been omitted, because it is both not material and of the type of information that the registrant treats as private or confidential.

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: July 17, 2023	By:	/s/ Eric Dube
	Name:	Eric Dube
	Title:	Chief Executive Officer